CHASE VISTA CAPITAL GROWTH FUND
                       CHASE VISTA GROWTH AND INCOME FUND
                        CHASE VISTA LARGE CAP EQUITY FUND
                        SUPPLEMENT DATED OCTOBER 28, 1998

                     TO THE INSTITUTIONAL SHARES PROSPECTUS
                             DATED FEBRUARY 27, 1998

The following is inserted after the second paragraph in "How To Purchase, Redeem and Exchange Shares":

Purchases of Institutional Shares of the Fund may also be made through an investment adviser or financial planner that charges a fee for its services.

In addition, purchases of Institutional Shares of the Fund Class may be made
(i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Investors may incur a fee if they effect transactions through a broker or agent.